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                                                                    EXHIBIT 10.5

                             POINTSHARE CORPORATION

                       2000 EMPLOYEE STOCK PURCHASE PLAN
                       ----

     The following constitute the provisions of the 2000 Employee Stock Purchase Plan of Pointshare Corporation.

     1.  Purpose.  The purpose of the Plan is to provide employees of the
         -------
Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.  Definitions.
         -----------

         (a) "Board" means the Board of Directors of the Company.
              -----

         (b) "Code" means the Internal Revenue Code of 1986, as amended.
              ----

         (c) "Common Stock" means the Common Stock of the Company.
              ------------

         (d) "Company" means Pointshare Corporation, a Delaware corporation.
              -------

         (e) "Compensation" means all regular straight time gross earnings and
              ------------
shall   include commissions or payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation. Compensation shall exclude one-time payments such as relocation or hiring bonuses, severance pay as well as stock option proceeds.

         (f) "Continuous Status as an Employee" means the absence of any
              --------------------------------
interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Plan Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company and its Designated Subsidiaries.

         (g) "Contributions" means all amounts credited to the account of a
              -------------
participant pursuant to the Plan.

         (h) "Corporate Transaction" means a sale of all or substantially all
              ---------------------
of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

         (i) "Designated Subsidiaries" means the Subsidiaries which have been
              -----------------------
designated by the Board from time to time in its sole discretion as eligible to participate in the
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Plan; provided however that the Board shall only have the discretion to designate a Subsidiary if the issuance of options to such Subsidiary's Employees pursuant to the Plan would not cause the Company to incur adverse accounting charges.

         (j) "Employee" means any person, including an Officer, who is
              --------
regularly scheduled to work at least an average of twenty (20) hours per week and whose customary employment is for more than five (5) months in a calendar year by the Company or any of the Designated Subsidiaries.

         (k) "Exchange Act" means the Securities Exchange Act of 1934, as
              ------------
amended.

         (l) "Fair Market Value" means, as of any date, the value of Common
              -----------------
Stock determined by the Board in its discretion based on the closing sales price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading day), as reported by the National Association of Securities Dealers Automated Quotation (Nasdaq) National Market or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by Nasdaq or, in the event the Common Stock is listed on a stock exchange, the Fair Market Value per share shall be the closing sales price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading day), as reported in The Wall Street Journal. For purposes of the Offering Date of the first Offering Period under the Plan, the Fair Market Value of a share of the Common Stock of the Company shall be the initial price to the public as set forth in the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended, for the initial public offering of the Company's Common Stock (the "Registration Statement").
                                             ----------------------

         (m) "Offering Date" means the first business day of each Offering
              -------------
Period of the Plan.

         (n) "Offering Period" means a period of months not exceeding twenty-
              ---------------
seven (27) months, as determined by the Board. The duration and timing of the Offering Periods may be changed pursuant to Section 5 of the Plan.

         (o) "Officer" means a person who is an officer of the Company within
              -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (p) "Payroll Period" means the cycle under which the Company processes
              --------------
normal, regular employee paychecks.

         (q) "Plan" means this Employee Stock Purchase Plan.
              ----

         (r) "Plan Administrator" means the Board or Committee designated in
              ------------------
accordance with Section 15 with authority to administer the Plan.

         (s) "Purchase Date" means the last day of each Purchase Period of the
              -------------
Plan.

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         (t) "Purchase Period" means a period of six (6) months within an
              ---------------
Offering Period, except for the first Purchase Period as set forth in Section 5(b).

         (u) "Purchase Price" means with respect to a Purchase Period an amount
              --------------
equal to 85% of the Fair Market Value (as defined in Section 2(l) above) of a Share of Common Stock on the Offering Date or on the Purchase Date, whichever is lower; provided, however, that in the event (i) of any increase in the number of Shares available for issuance under the Plan (including without limitation an automatic increase pursuant to Section 3 below or as a result of a stockholder-approved amendment to the Plan), and (ii) all or a portion of such additional Shares are to be issued with respect to one or more Offering Periods that are underway at the time of such increase ("Additional Shares"), and (iii) the Fair
                                        -----------------
Market Value of a Share of Common Stock on the date of such increase is higher than the Fair Market Value on the Offering Date for any such Offering Period, then in such instance the Purchase Price with respect to such Additional Shares shall be 85% of the Fair Market Value of a Share of Common Stock on the date of such increase or the Fair Market Value of a Share of Common Stock on the Purchase Date, whichever is lower.

         (v) "Share" means a share of Common Stock, as adjusted in accordance
              -----
with Section 20 of the Plan.

         (w) "Subsidiary" means a corporation, domestic or foreign, of which
              ----------
not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     3.  Stock Subject to the Plan.  Subject to adjustment as provided in
         -------------------------
Section 20, the maximum number of Shares which may be made available for sale under the Plan shall be 500,000 Shares, subject to further adjustment pursuant to Section 20 below, plus an annual increase on the first day of each of the Company's fiscal years beginning in 2001 and continuing thereafter for each fiscal year during the term of the Plan as set forth in Section 24 (unless the Plan is earlier terminated in accordance with Section 21) equal to the lesser of
(i) 500,000 Shares subject to further adjustment pursuant to Section 20 below,
(ii) one percent (1%) of the Shares outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of Shares as may be determined by the Board.

     4.  Eligibility.   Any person who is an Employee as of the Offering Date of
         -----------
a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 6(a), the limitations of
Section 7(b) and the limitations imposed by Section 423(b) of the Code; provided however that Employees may not participate in more than one Offering Period at a time.

     5.  Offering Periods and Purchase Periods.
         -------------------------------------

         (a) Offering Periods.  The Plan shall be implemented by a series of
             ----------------
Offering Periods generally of twenty-four (24) months duration, with new Offering Periods commencing on or about May 1 and November 1 of each year (or at such other time or times as may be determined by the Board of Directors). The first Offering Period shall commence on the

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beginning of the effective date of the Registration Statement on Form S-1 for the initial public offering of the Company's Common Stock (the "IPO Date") and
                                                                --------
continue until April 30, 2002. The Plan shall continue until terminated in accordance with Section 20 hereof. The Board of Directors of the Company shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected, and provided that no Offering Period shall be extended to a period beyond twenty-seven (27) months.

         (b) Purchase Periods.  Each Offering Period shall generally consist of
             ----------------
consecutive purchase periods of six (6) months' duration. The last day of each Purchase Period shall be the "Purchase Date" for such Purchase Period. A
                              -------------
Purchase Period commencing on May 1 shall end on the next October 31. A Purchase Period commencing on November 1 shall end on the next April 30. The first Purchase Period shall commence on the IPO Date and shall end on October 31, 2000. The Board of Directors of the Company shall have the power to change the duration and/or frequency of Purchase Periods with respect to future purchases without stockholder approval if such change is announced at least five
(5) days prior to the scheduled beginning of the first Purchase Period to be affected.

     6.  Participation.
         -------------

         (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company's payroll office prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

         (b) The subscription agreement shall set forth the Employee's participation election in the form of a designation of the percentage of the participant's Compensation to be paid as Contributions pursuant to the Plan, which percentage shall be not less than one percent (1%) and not more than fifteen percent (15%) or such greater percentage as the Board may establish from time to time before an Offering Date, which percentage shall not exceed twenty percent (20%) of such participant's Compensation on each payday during the Offering Period.

         (c) A participant's subscription shall be effective for each successive Offering Period in which he or she is eligible to participate, unless the participant withdraws in accordance with Section 12(a).

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     7.  Grant of Option; Limitations.
         ----------------------------

         (a) Grant.  On the Offering Date of each Offering Period, each
             -----
eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date a number of Shares of the Company's Common Stock determined by dividing such Employee's Contributions accumulated prior to such Purchase Date and retained in the participant's account as of the Purchase Date by the applicable Purchase Price.

         (b) Limitations.  Any provisions of the Plan to the contrary
             -----------
notwithstanding, all rights to purchase Shares of the Company's Common Stock under this Plan shall be subject to the limitation set forth in Section 3, and shall be further limited as follows, as applicable:

             (i) The Board may establish limits on the number of shares an Employee may elect to purchase with respect to any Offering Period if such limit is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

             (ii) No Employee shall be granted an option under the Plan if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the
     Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company.

             (iii) No Employee shall be granted an option under the Plan if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value (as defined in Section 2(l) above) of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

             (iv) If the Board determines that, on a given Purchase Date, the number of Shares with respect to which options are to be exercised may exceed (A) the number of Shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period (after deduction of all Shares for which options have been exercised or are then outstanding), or (B) the number of shares available for sale under the Plan on such Purchase Date (after deduction of all Shares for which options have been exercised or are then outstanding), the Board may, in its sole discretion, provide that the Shares of Common Stock available for purchase on such Offering Date or Purchase Date, as applicable, shall be allocated pro rata, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date and (C) continue all Offering Periods then in effect or (D) pursuant to Section 21 below, terminate any or all Offering Periods then in effect. The Board may direct that the Shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence be allocated pro rata, notwithstanding any authorization of additional

     Shares for issuance under the Plan by the Company's stockholders subsequent to such Offering Date.

     8.  Method of Payment of Contributions.
         ----------------------------------

         (a) A participant's payment of contributions to the Plan shall be made by payroll deductions made on each payday during the Offering Period, commencing on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the last Purchase Period of the Offering Period to which the subscription agreement is applicable, unless sooner terminated by as provided in Section 12(a) or 13(b). All payroll deductions made by a participant shall be credited to his or her account under the Plan.

         (b) A participant may discontinue his or her participation in the Plan as provided in Section 12(a), or, on one occasion only during the Offering Period may [increase or] decrease the rate of his or her Contributions with respect to the Offering Period by completing and filing with the Company a new subscription agreement authorizing a change in the payroll deduction rate. The change in rate shall be effective as of the beginning of the next payroll period following the date of filing of the new subscription agreement, if the agreement is filed at least ten (10) business days prior to such date and, if not, as of the beginning of the next succeeding payroll period.

         (c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 7(b)(ii) or (iii), a participant's payroll deductions may be decreased by the Company to 0% at any time during a Purchase Period. Payroll deductions shall re-commence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 12(a). In addition, a participant's payroll deductions may be decreased by the Company to 0% at any time during a Purchase Period in order to avoid unnecessary payroll contributions as a result of application of a maximum Share limitation established by the Board under Section 7(b)(i), in which case payroll deductions shall re-commence at the rate provided in such participant's subscription agreement at the beginning of the next Purchase Period, unless terminated as provided in Section 12(a) or 13(b).

         (d) In the event a participant's contributions cannot be made by payroll deduction because such participant is on an unpaid military leave, sick leave or other approved leave of absence not exceeding 90 days, or during a longer approved leave so long as the participant's right to reemployment with the Company is guaranteed by statute or by contract, such participant's payment of contributions to the Plan shall be suspended during such unpaid leave. Upon such participant's return to active service, such participant's contributions shall recommence in accordance with the participant's participation election.

     9.  Exercise of Option.
         ------------------

         (a) Unless a participant withdraws from the Plan as provided in
Section 12(a) or Section 13, his or her option for the purchase of Shares will be exercised automatically on each Purchase Date of an Offering Period, and the maximum number of full Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. No fractional Shares may be purchased or issued. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant's option to purchase Shares hereunder is exercisable only by him or her.

         (b) Any cash remaining to the credit of a participant's account under the Plan after a purchase by him or her of Shares at the termination of each Purchase Period which is insufficient to purchase a full Share shall be carried over to the next Purchase Period if the Employee continues to participate in the Plan, or if the Employee does not continue to participate, shall be returned to the participant. Any other amounts left over in a participant's account after a Purchase Date shall be returned to the participant.

     10. Withholding Tax Obligations.  At the time the option is exercised, in
         ---------------------------
whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for payment to the Company of the Company's federal, state or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may withhold from the participant's compensation the amount necessary for the Company to meet applicable federal, state and other withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by the participant.

     11. Rights as Stockholder; ESPP Stock Account; Delivery of Certificate.
         ------------------------------------------------------------------

         (a) The participant shall have no interest or voting right in Shares covered by his or her option until such option has been exercised. Once Shares are purchased on behalf of a participant on a Purchase Date, the participant shall have the rights equivalent to those of a stockholder with respect to such Shares.

         (b) The Company may require that all Shares purchased under the Plan be held in an account (the participant's "ESPP Stock Account) established in the name of the participant (or in the name of the participant and his or her spouse, as designated by the participant on his or her subscription agreement). In such event the Company or, in the event the Plan Administrator designates or approves a stock brokerage or other financial services firm (an "ESPP Broker") to hold Shares purchased under the Plan for the accounts of participants, then such ESPP Broker, shall hold all Shares purchased by a participant under the Plan in his or her ESPP Stock Account and the participant (and his or her spouse, if applicable) shall be the beneficial owner of the Shares in his or her ESPP Stock Account. The following rules shall apply to ESPP Stock Accounts:

              (i) Promptly following each Purchase Date the number of Shares purchased by each participant shall be deposited into the participant's ESPP Stock Account.

              (ii) Each participant shall receive periodic statements of his or her ESPP Stock Account.

              (iii) A Participant shall be free to undertake a disposition of the Shares in his or her ESPP Stock Account at any time by giving notice to the ESPP Broker (or the Company, if the Company maintains the account) in such form and manner as determined by the Plan Administrator.

              (iv) In the absence of a disposition by the participant, such Shares shall remain in the participant's ESPP Stock Account. A participant may transfer Shares to another brokerage account of the participant's choosing, or may request that a stock certificate be issued and delivered to him or her with respect to Shares in the participant's ESPP Stock Account.

              (v) Dividends paid in the form of Shares with respect to Shares in a participant's ESPP Stock Account shall be credited to such account.

         (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

     12.  Voluntary Withdrawal.
          --------------------

          (a) A participant may withdraw all but not less than all of the Contributions credited to his or her account under the Plan at any time prior to a Purchase Date by giving written notice to the Company. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current Offering Period will be automatically terminated, and no further Contributions for the purchase of Shares will be made during and with respect to such Offering Period.

         (b) A participant's voluntary withdrawal from the Plan with respect to an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding Offering Period or in any similar plan which may hereafter be adopted by the Company.

     13.  Automatic Withdrawal.
          --------------------

         (a) Termination of Employment.  Upon termination of the participant's
             -------------------------
Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, including retirement or death, he or she will automatically be withdrawn from the Plan effective as of the date of such termination of his or her Continuous Status as an Employee, the Contributions credited to his or her account will be returned to him or her or, in the case of the participant's death, to the person or persons entitled thereto under Section 16, and his or her option will be automatically terminated.

         (b) Reduction of  Hours.  In the event a participant fails to remain
             -------------------
in Continuous Status as an Employee of the Company for at least an average of twenty (20) hours per week during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated. Notwithstanding the preceding sentence, if such participant's reduction in hours is on account of an unpaid military leave, sick leave or other approved leave of absence not exceeding ninety (90) days, or during a longer approved leave so long as the participant's right to reemployment with the Company is guaranteed by statute or by contract (including a temporary reduction in hours for purposes of a leave taken under the Family Medical Leave Act or similar applicable state law), such participant shall not be deemed to have withdrawn from the Plan during such leave. A participant who fails to return to active employment following such leave shall be deemed to have withdrawn from the Plan on the 91st day following the commencement of the leave or, if later, the date such participant ceases to have a right to reemployment with the Company guaranteed by statute or contract.

         (c) Reduction in Fair Market Value.  To the extent permitted by any
             ------------------------------
applicable laws, regulations or stock exchange rules, if the Fair Market Value of the Shares on an Offering Date for an Offering Period commencing within an Offering Period then in progress is lower than was the Fair Market Value of the Shares on the Offering Date for such Offering Period then in progress, then every participant in such Offering Period then in progress shall automatically
(i) be deemed to have withdrawn from such Offering Period then in progress at the close of the Purchase Period immediately preceding the new Offering Period with the lower Fair Market Value on its corresponding Offering Date, and (ii) be deemed to have enrolled in such new Offering Period with the lower Fair Market Value on its corresponding Offering Date. All payroll deductions accumulated in a participant's account as of such withdrawal date pursuant to this Section 13(c) shall be retained in the participant's account.

     14. Interest.  No interest shall accrue on the Contributions of a
         --------
participant in the Plan.

     15. Administration.  The Board, or a committee named by the Board (the
         --------------
"Plan Administrator"), shall supervise and administer the Plan and shall have
-------------------
full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Plan Administrator may delegate its duties to such of the Company's officers as it so determines.

     16. Designation of Beneficiary.
         --------------------------

         (a) A participant may file a written designation of a beneficiary who is to receive any Shares and/or cash, if any, from the participant's account under the Plan in the event of such participant's death prior to delivery to him or her of such Shares and/or cash. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice.

         (b) In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the

Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     17. Transferability.  Neither Contributions credited to a participant's
         ---------------
account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 16) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 12(a).

     18. Use of Funds.  All Contributions received or held by the Company under
         ------------
the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

     19. Reports.  Individual accounts will be maintained for each participant
         -------
in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

     20. Adjustments Upon Changes in Capitalization; Corporate Transactions.
         ------------------------------------------------------------------

         (a) Adjustment.  Subject to any required action by the stockholders of
             ----------
the Company, the number of Shares covered by each option under the Plan which has not yet been exercised and the number of Shares which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the number of Shares set forth in
                    --------
Section 3 above, and the price per Share covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares effected in connection with a change in domicile of the Company), or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

         (b)  Corporate Transactions.
              ----------------------

              (i) In the event of a dissolution or liquidation of the Company, any Purchase Period and Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board.

              (ii) In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or Subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, each Purchase Period and Offering Period then in progress shall be shortened and a new Purchase Date shall be set (the "New Purchase Date"), as of which date any
                                      -----------------
     Purchase Period and Offering Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the transaction and the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 12(a) or Section 13.

              (iii) For purposes of this Section 20(b), an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 20); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the transaction.

              (iv) The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Share covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of Shares of its outstanding Common Stock, and in the event of the Company's being consolidated with or merged into any other corporation.

     21. Amendment or Termination.
         ------------------------

         (a) The Board may at any time and for any reason amend or terminate the Plan. Except as provided in Section 20, no such amendment or termination of the Plan may affect options previously granted, provided that the Plan or an Offering Period may be terminated by the Board on a Purchase Date or by the Board's setting a new Purchase Date with respect to an Offering Period and Purchase Period then in progress if the Board determines that termination of the Plan and/or the Offering Period is in the best interests of the Company and the stockholders or if continuation of the Plan and/or the Offering Period would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan. Except as provided in Section 20 and in this Section 21, no amendment to the Plan shall make any change in any option previously granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

         (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods and Purchase Periods, increase or limit the frequency and/or number of changes a participant may make in the rate of his or her Contributions with respect to an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     22. Notices.  All notices or other communications by a participant to the
         -------
Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     23. Conditions Upon Issuance of Shares.  Shares shall not be issued with
         ----------------------------------
respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     24. Term of Plan; Effective Date.  The Plan shall become effective upon
         ----------------------------
the IPO Date. It shall continue in effect for a term of twenty (20) years unless sooner terminated under Section 20.

     25. Additional Restrictions of Rule 16b-3.  The terms and conditions of
         -------------------------------------
options granted hereunder to, and the purchase of Shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                             POINTSHARE CORPORATION

                       2000 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT
                             ----------------------

                                                             New Election ______
                                                       Change of Election ______

     1. I, ________________________, hereby elect to participate in the Pointshare 2000 Employee Stock Purchase Plan (the "Plan") for the Offering
                                                   ----
Period commencing _____________, ____ and each successive Offering Period, and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

     2. I elect to have Contributions in the amount of ____% of my Compensation, as those terms are defined in the Plan, applied to this purchase on each payday. I understand that this amount must not be less than 1% and not more than 15% of my Compensation during the Offering Period. (Please note that no fractional percentages are permitted).

     3. I hereby authorize payroll deductions from each paycheck during the Offering Period at the rate stated in Item 2 of this Subscription Agreement. I understand that all payroll deductions made by me shall be credited to my account under the Plan and that I may not make any additional payments into such account. I understand that all payments made by me shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on each Purchase Date of each Offering Period unless I otherwise withdraw from the Offering Period prior to a Purchase Date by giving written notice to the Company for such purpose.

     4. I understand that at any time prior to a Purchase Date I may discontinue my participation in an Offering Period under the Plan by withdrawing from the Offering Period as provided in Section 12 of the Plan, and that if I do so I will not be permitted to renew participation in such Offering Period. I also understand that I may decrease the rate of my Contributions on one occasion only during any Offering Period, by completing and filing a new Subscription Agreement with such decrease taking effect as of the beginning of the [calendar month] [payroll period] following the date of filing of the new Subscription Agreement, if filed at least ten (10) business days prior to the beginning of such [month] [payroll period]. Further, I understand that I may change the rate of deductions for future Offering Periods in which I am eligible to participate by filing a new Subscription Agreement during the applicable enrollment period, and any such change will be effective as of the beginning of the next Offering Period in which I am eligible to participate commencing after the new Subscription Agreement is filed.

     I understand that unless I discontinue my participation in an Offering Period as provided in Section 12 of the Plan or change the rate of deductions by filing a new Subscription Agreement, my election made under this Subscription Agreement will continue to be effective for each successive Offering Period in which I am eligible to participate commencing after the termination of an Offering Period in which I have participated.

     5. In connection with the initial public offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, I agree not to sell, make any short sale of, loan, grant any option for the purchase of , or otherwise dispose of any securities of the Company, however or whenever acquired, without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

     6. I have received a copy of the Company's most recent description of the Plan and a copy of the complete "Pointshare Corporation 2000 Employee Stock Purchase Plan." I understand that my participation in the Plan is in all respects subject to the terms of the Plan. I have also received a copy of the Prospectus for the Plan.

     7. Shares purchased for me under the Plan should be issued in the name(s) of (name of employee or employee and spouse only):

                                            ____________________________________

                                            ____________________________________

     8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due to me under the Plan:


NAME:  (Please print)            _______________________________________________
                                 (First)      (Middle)      (Last)

______________________           _______________________________________________
(Relationship)                   (Address)

                                 _______________________________________________

                  Summary of Tax Treatment on Sale of Shares
                  ------------------------------------------

     The following information regarding the federal tax treatment on sale
     ---------------------------------------------------------------------
of shares acquired under the Plan is only a summary and is subject to change,
-----------------------------------------------------------------------------
and is not intended to represent or provide tax advice to the participant, his
------------------------------------------------------------------------------
or her spouse or beneficiaries.  You should consult a tax advisor concerning the
--------------------------------------------------------------------------------
tax implications of the purchase and sale of stock under the Plan.
-----------------------------------------------------------------

     If any shares received pursuant to the Plan are sold or otherwise disposed of within two (2) years after the first day of the Offering Period during which you purchased such shares or within one (1) year after the Purchase Date, the excess of the fair market value of the shares on the Purchase Date over the price paid for the shares on such Purchase Date will be treated for federal income tax purposes as ordinary compensation income at the time of such disposition, regardless of the amount received on sale or other disposition of the shares, even if such amount is less than their fair market value at the Purchase Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

     If any shares received pursuant to the Plan are sold or otherwise disposed of at any time after expiration of the 2-year and 1-year holding periods, the lesser of 15% of the fair market value of the shares on the Offering Date or the excess of the fair market value of the shares at the time of such sale or disposition over the price paid for the shares on the Purchase Date will be treated for federal income tax purposes as ordinary compensation income. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

     9. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of shares within two (2) years after the first day of the Offering Period during which I purchased such shares or within one (1) year after the Purchase Date, and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me.

     10. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

SIGNATURE:
          ----------------------------
SOCIAL SECURITY #:
                  --------------------
DATE:
     ---------------------------------


SPOUSE'S SIGNATURE (necessary
if beneficiary is not spouse):


--------------------------------------
(Signature)


--------------------------------------
(Print name)

                            POINTSHARE CORPORATION

                       2000 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL
                              --------------------

     I, __________________________, hereby elect to withdraw my participation in the Pointshare Corporation 2000 Employee Stock Purchase Plan (the "Plan") for
                                                                   ----
the Offering Period that began on _________ ___, _____. This withdrawal covers all Contributions credited to my account and is effective on the date designated below.

     I understand that all Contributions credited to my account will be paid to me within ten (10) business days of receipt by the Company of this Notice of Withdrawal and that my option for the current Offering Period will automatically terminate, and that no further Contributions for the purchase of shares can be made by me during the Offering Period.

     I further understand and agree that I shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.


Dated:
      -----------------------       -----------------------------------
                                    Signature of Employee


                                    -----------------------------------
                                    Social Security Number